UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDED CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2008

VILLAGEEDOCS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-31395	33-0668917
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1401 N. Tustin Ave., Suite 230
Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

(714) 734-1030

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

       ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

Item 2.01             Completion of Acquisition on Disposal of Assets.

Item 3.02             Unregistered Sales of Equity Securities.

On August 6, 2008, the Registrant filed a Current Report on Form 8-K.  The Registrant is filing this amendment to include information required under Items 9.01(a) and 9.01(b).

Item 8.01               Other Events.

On August 5, 2008, the Registrant issued a press release announcing the acquisition of Decision Management Company, Inc. d.b.a. Questys Solutions ("Questys").  A copy of the press release was furnished as an exhibit to the Registrant's Current Report on Form 8-K, filed with the Commission on August 6, 2008.

Limitation on Incorporation by Reference

The information in this Report furnished pursuant to Item 8.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing references this Item 8.01 of this Form 8-K/A.  The information set forth in Item 8.01 of this report shall not deemed an admission as to the materiality of any information in this report on Form 8-K/A.

Item 9.01.              Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The financial statements required by this item are included as Exhibit 99.10 to this Amended Current Report on Form 8-K/A

(b)  Pro Forma Financial Information.

The financial statements required by this item are included as Exhibit 99.11 to this Amended Current Report on Form 8-K/A

(c)     Exhibits

Exhibit No.	Description

99.1

Stock Purchase Agreement dated as of August 1, 2008 by and among VillageEDOCS, Inc. and Decision Management Company, Inc. d/b/a Questys Solutions, Inc. and Its Sole Shareholder, Vojin Hadzi-Pavlovic and Gloria Hadzi-Pavlovic, Tenants In Common.*

99.2	Promissory Note of VillageEDOCS, Inc. dated August 1, 2008 for $900,000 held by Vojin Hadzi-Pavlovic and Gloria Hadzi-Pavlovic, Tenants In Common.*

99.3

Security Agreement dated as of August 1, 2008, by and among VillageEDOCS, Inc, Decision Management Company, Inc. d/b/a Questys Solutions, Inc. and Vojin Hadzi-Pavlovic and Gloria Hadzi-Pavlovic, Tenants In Common.*

99.4	Subordination Agreement dated as of August 1, 2008 by and between The Private Bank of the Peninsula and Vojin Hadzi-Pavlovic and Gloria Hadzi-Pavlovic, Tenants In Common.*

99.5	Employment Agreement dated as of August 1, 2008 by and between VillageEDOCS, Inc. and Andre Hadzi-Pavlovic.*

99.6	Form of Promissory Note of VillageEDOCS, Inc. dated August 1, 2008 for $300,000 held by The Silver Lake Group, LLC.*

99.7	Form of Security Agreement dated as of August 1, 2008, by and among VillageEDOCS, Inc, GoSolutions, Inc., and The Silver Lake Group LLC.*

99.8	Form of Subordination Agreement dated as of August 1, 2008 by and between The Private Bank of the Peninsula and The Silver Lake Group LLC.*

continued.

99.9	Press Release of the Registrant dated August 5, 2008.**

99.10	Audited Financial Statements of Decision Management Company, Inc. d.b.a. Questys Solutions as of December 31, 2007 and for the years ended December 31, 2006 and 2007.***

99.11	Unaudited Pro Forma Financial Statements of the Registrant and Decision Management Company, Inc.***

*      Previously filed as an exhibit to the Registrant's Current Report on Form 8-K, filed with the Commission on August 6, 2008.

**    Previously furnished as an exhibit to the Registrant's Current Report on Form 8-K, filed with the Commission on August 6, 2008.

***  Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      October 17, 2008                                                                           VILLAGEEDOCS, INC.

                                                                                                                        By:  /s/ Michael A. Richard

                                                                                                                        Print Name:  Michael A. Richard

                                                                                                                        Title:  Chief Financial Officer